Exhibit 10.19
SECOND AMENDMENT OF THE
CNO DEFERRED COMPENSATION PLAN

THIS SECOND AMENDMENT OF THE CNO DEFERRED COMPENSATION PLAN (Amended and Restated Effective as of January 1, 2017) (the “Plan”) is made by CNO Services, LLC (the “Company”), pursuant to action of the Company’s Manager (the “Manager”), effective January 1, 2020 (the “Effective Date”).

WHEREAS, the Company maintains the Plan; and

WHEREAS, Section 12.2 of the Plan authorizes the Company to amend the Plan; and

WHEREAS, the Company desires to amend to the Plan to disallow deferrals of “performance shares” and “restricted stock units” (collectively “Equity Awards”);

NOW, THEREFORE, pursuant to the power reserved to the Company under Section 12.2 of the Plan and delegated to the undersigned officer of the Company, the Plan is hereby amended, effective as of January 1, 2020, in the following particulars:

1.By removing all references to “Performance Shares” in the following Sections and subsections of the Plan: 1.3, 1.10, 2.2(b), 3.2(a) 3.3(b), 3.3(c), 3.4 and 3.10(a).

2.By removing all references to “Restricted Stock Units” in the following Sections and subsections of the Plan: 1.3, 1.10, 2.2(b), 3.2(a), 3.3(b), 3.3(d), 3.4 and 3.10(a).

3.By adding the following sentence to the end of Section 1.30:

“Notwithstanding the foregoing, effective January 1, 2020, Participants may no longer make new deferrals of Performance Shares.”

4.By adding the following sentence to the end of Section 1.33:

“Notwithstanding the foregoing, effective January 1, 2020, Participants may no longer make new deferrals of Restricted Stock Units.”

5.By replacing the chart in subsection 3.1(a) with the following:

Deferral	Minimum Amount
Base Salary, Bonus and/or LTIP Amounts	$3,000 aggregate

6. By replacing the chart in subsection 3.2(a) with the following:

Deferral	Maximum Percentage
Base Salary	75%
LTIP Amounts	75%
Bonus	100%

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 5th day of November, 2019, but effective as of January 1, 2020.

CNO SERVICES, LLC

By:	/s/ Yvonne K. Franzese
Yvonne K. Franzese

Title:	Chief Human Resources Officer

[Signature Page for Second Amendment]